USAA SMALL CAP STOCK FUND

Supplement dated March 19, 2021,

to the Summary Prospectus dated December 1, 2020,

as Supplemented ("Summary Prospectus")

1.Effective March 19, 2021, Wellington Management Company LLP ("Wellington Management") is no longer a subadviser to the USAA Small Cap Stock Fund (the "Fund"); therefore, all references to Wellington Management and its portfolio managers are removed from the Summary Prospectus.

2.In addition, effective immediately, Integrity Asset Management ("Integrity") and THB Asset Management ("THB"), investment franchises of Victory Capital Management Inc. have been added to the Fund's portfolio management team responsible for managing all or a portion of the Fund.

3.The second paragraph under "INVESTMENT ADVISER" is deleted and replaced with the following:

The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investment. The portfolio managers primarily responsible for the day-to-day management of all or a portion of the Fund are members of the Adviser's Munder Capital Management ("Munder"), RS Investments Value ("RS Value"), Integrity Asset Management ("Integrity"), THB Asset Management ("THB") investment franchises, its Victory Solutions platform, and Granahan Investment Management, Inc. ("GIMI"), which has been retained to serve as a subadviser.

4.The "PORTFOLIO MANAGERS" table is amended to include the following:

Tenure with
	Title	the Fund
Daniel G. Bandi	Chief Investment Officer, Integrity	March 2021

Daniel J. DeMonica	Senior Portfolio Manager, Integrity	March 2021

Adam I. Friedman	Senior Portfolio Manager, Integrity	March 2021

Joe A. Gilbert	Portfolio Manager, Integrity	March 2021

J. Bryan Tinsley	Portfolio Manager, Integrity	March 2021

Michael P. Wayton	Portfolio Manager, Integrity	March 2021

Christopher N. Cuesta	Chief Investment Officer, THB	March 2021

Manish Maheshwari	Portfolio Manager, THB	March 2021

If you wish to obtain more information, please call the USAA Mutual Funds at (800) 235-8396.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Capital means Victory Capital Management Inc., the investment adviser of the USAA Mutual Funds. USAA Mutual Funds are distributed by Victory Capital Services, Inc., member FINRA, an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA and the USAA logos are registered trademarks and the USAA Mutual Funds and USAA Investments logos are trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

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